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                                                                       EXHIBIT 1


                         Northern Border Partners, L.P.

                                    4,455,218
                                Common Units(1)
                     Representing Limited Partner Interests

                             Underwriting Agreement


                                                              New York, New York
                                                                    May 16, 2001


Salomon Smith Barney Inc.
Banc of America Securities LLC
UBS Warburg LLC
A.G. Edwards & Sons, Inc.
Dain Rauscher Incorporated
First Union Securities, Inc.
as Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

         Northern Border Partners, L.P., a limited partnership organized under the laws of Delaware (the "Partnership"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 4,000,000 Common Units ("Common Units") of the Partnership, and the person named in Schedule II hereto (the "Selling Unitholder") proposes to sell to the several Underwriters 455,218 Common Units (said units to be issued and sold by the Partnership and units to be sold by the Selling Unitholder collectively being hereinafter called the "Underwritten Securities"). The Selling Unitholder named in Schedule II hereto also proposes to grant to the Underwriters an option to purchase up to 668,282 additional Common Units to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Any reference herein to the Registration Statements, a

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(1)  Plus an option to purchase from the Selling Unitholder up to 668,282 additional Securities to cover over-allotments.

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Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the respective Effective Dates of each of the Registration Statements or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to any of the Registration Statements, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the respective Effective Dates of each of the Registration Statements, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

         1. Representations and Warranties.

         (i) The Partnership and Northern Border Intermediate Limited Partnership, a Delaware limited partnership (the "Intermediate Partnership"), jointly and severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

         (a) The Partnership has prepared and filed with the Commission three registration statements on Form S-3 (file numbers 333-40601, 333-72323 and 333-72351), in each case including a related base prospectus subject to completion, for registration under the Act of certain securities of the Partnership, including the offering and sale of the Securities, each of such Registration Statements has been declared effective by the Commission, and no stop order suspending the effectiveness of any of the Registration Statements has been issued by the Commission. At the time of the filing of each such Registration Statement, the Partnership met the requirements for use of Form S-3 under the Act. The Partnership may have filed one or more amendments or supplements thereto, including a preliminary prospectus supplement which relates to each such base prospectus, each of which has previously been furnished to you. The Partnership will next file with the Commission a final prospectus supplement which relates to each such base prospectus, together with each such base prospectus, in accordance with Rules 430A and 424(b). The Partnership has included in each such Registration Statement, as amended and supplemented at its respective Effective Date or the issue date of the Prospectus, as applicable, all information (other than Rule 430A Information) required by the Act to be included in each such Registration Statement and the Prospectus. As filed, such final prospectus supplement together with each such base prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes as the Partnership has advised you, prior to the Execution Time, will be included or made therein.

         (b) Each Registration Statement, on its respective Effective Date, did, and when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the


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     Exchange Act; each Registration Statement, on its respective Effective
     Date, and each Registration Statement, as supplemented or amended, at the Execution Time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Partnership makes no representations or warranties as to the information contained in or omitted from any of the Registration Statements or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Partnership by or on behalf of any Underwriter through the Representatives specifically for inclusion in any of the Registration Statements or the Prospectus (or any supplement thereto).

         (c) The only significant subsidiaries (as defined in Regulation S-X under the Act) of the Partnership are the Intermediate Partnership, Northern Border Pipeline Company, a Texas general partnership ("Northern Border Pipeline"), Crestone Energy Ventures, L.L.C., a Delaware limited liability company ("Crestone"), Bear Paw Investments, LLC, a Delaware limited liability company ("Bear Paw Investments"), Bear Paw Energy, LLC, a Delaware limited liability company ("Bear Paw Energy"), Border Midwestern Company, a Delaware corporation ("Border Midwestern"), and Midwestern Gas Transmission Company, a Delaware corporation ("Midwestern Gas"). Each Subsidiary was duly formed and is validly existing and in good standing under the laws of its jurisdiction of formation. Each of the Subsidiaries has, and at the Closing Date will have, full power and authority to conduct the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statements and the Prospectus. Each of the Subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign entity in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except for such jurisdictions in which the failure so to qualify or register would not have a material adverse effect upon such Subsidiary or subject such Subsidiary or the Partnership to any material liability or disability. All of the outstanding interests of Crestone have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Intermediate Partnership free and clear of all liens, encumbrances and claims whatsoever. Crestone, directly or indirectly, owns (i) all of the membership interests in Crestone Gathering Services, L.L.C., Crestone Wind River, L.L.C. and Crestone Powder River, L.L.C. and (ii) a 49% common membership interest in and preferred shares of Bighorn Gas Gathering, L.L.C. ("Bighorn"), (iii) a 33.33% membership interest in Fort Union Gas Gathering, L.L.C., a Delaware limited liability company ("Fort Union"), and
     (iv) a 35% membership interest in Lost Creek Gathering, L.L.C., a Delaware limited liability company ("Lost Creek"), in each case free and clear of any liens, claims or encumbrances (except that Crestone's member interests in Fort Union and Lost Creek are or will be pledged to the lenders with respect to those projects and except for such other liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus). All of the outstanding


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     shares of capital stock of Border Midstream Services, Ltd., an Alberta corporation ("Border Midstream"), have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Intermediate Partnership free and clear of any liens, claims or encumbrances (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus). All of the outstanding interests of Bear Paw Investments have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Intermediate Partnership free and clear of any liens, claims or encumbrances (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus). All of the outstanding interests of Bear Paw Energy have been duly authorized and validly issued and are fully paid and non-assessable and are owned by Bear Paw Investments free and clear of any liens, claims or encumbrances (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus). All of the outstanding shares of capital stock of Border Midwestern have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Intermediate Partnership free and clear of any liens, claims or encumbrances (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus). All of the outstanding shares of capital stock of Midwestern Gas have been duly authorized and validly issued and are fully paid and non-assessable and are owned by Border Midwestern free and clear of any liens, claims or encumbrances (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus). The Intermediate Partnership owns a 70% general partner interest in Northern Border Pipeline free and clear of any liens, claims or encumbrances (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus).

         (d) The Partnership has been duly formed and is validly existing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act"), with all necessary partnership power and authority to own or lease the properties it owns or leases and to conduct the business it conducts in each case in all material respects as described in each of the Registration Statements and the Prospectus, and is duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the failure so to qualify or register would have a material adverse effect upon the Partnership or subject the Partnership or the limited partners of the Partnership to any material liability or disability.

         (e) Northern Plains Natural Gas Company, a Delaware corporation ("Northern Plains") and wholly owned subsidiary of Enron Corp., an Oregon corporation ("Enron"), Pan Border Gas Company, a Delaware corporation ("Pan Border") and wholly owned subsidiary of Northern Plains, and Northwest Border Pipeline Company, a Delaware corporation ("Northwest Border") and wholly owned subsidiary of The Williams Companies, Inc., a Delaware corporation ("Williams") (collectively, the "General Partners"), are the only general partners of the Partnership with general partner interests


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     in the Partnership of 1.0% in the aggregate; such general partner interests are duly authorized by the Agreement of Limited Partnership of the Partnership (as it may be amended or restated at the Execution Date, the "Partnership Agreement"), and were validly issued to the General Partners and are fully paid (to the extent required under the Partnership
     Agreement).

         (f) The General Partners are the sole general partners of the Intermediate Partnership with general partner interests in the Intermediate Partnership of 1.0101% in the aggregate subject to the provisions of the Agreement of Limited Partnership of the Intermediate Partnership (the "Intermediate Partnership Agreement"); such general partner interests are duly authorized by the Intermediate Partnership Agreement and were validly issued to the General Partners and are fully paid (to the extent required under the Intermediate Partnership Agreement) (the Intermediate Partnership Agreement and the Partnership Agreement are herein collectively referred to as the "Partnership Agreements"). Complete and correct copies of the certificate of limited partnership for each of the Partnership and the Intermediate Partnership and of the Partnership Agreements, and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

         (g) The limited partners of the Partnership hold limited partner interests in the Partnership aggregating 99.0%, such limited partner interests being represented by 37,623,014 Common Units, excluding Underwritten Securities sold by the Partnership hereunder; such limited partner interests are the only limited partner interests of the Partnership that are issued and outstanding; the limited partner interests represented thereby are authorized by the Partnership Agreement, were validly issued and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as described in the Partnership Agreement and except as set forth in Section 17-607 of the Delaware Act).

         (h) The Partnership is the sole limited partner of the Intermediate Partnership, with a limited partner interest of 98.9899% (subject to the provisions of the Intermediate Partnership Agreement); such limited partner interest is authorized by the Intermediate Partnership Agreement, was validly issued in accordance with the Intermediate Partnership Agreement and is fully paid and non-assessable (except as described in the Intermediate Partnership Agreement and except as set forth in Section 17-607 of the Delaware Act); the Partnership owns, directly or indirectly, such limited partner interest in the Intermediate Partnership free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in any of the Registration Statements or Prospectus).

         (i) Except as described in the Prospectus or contained in the Partnership Agreement and except for (i) rights granted pursuant to that certain Exchange Agreement dated May 31, 1997 among the Intermediate Partnership, the Partnership and the stockholders of Williams Technologies, Inc. and (ii) rights granted pursuant to that certain Exchange Agreement dated December 29, 1997 between the Partnership and Central Pacific Resources Partnership, there are no preemptive rights or other rights to


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     subscribe for or to purchase, nor any restriction upon the voting or transfer of (except in the case of restrictions on transfer for securities issued by the Partnership in reliance on Section 4(2) of the Act), any limited partner interests in the Partnership or the Intermediate Partnership pursuant to either of the Partnership Agreements or other governing documents or any agreement or other instrument to which the Partnership or the Intermediate Partnership is a party or by which either of them may be bound. The Common Units conform in all material respects to the description of the Common Units contained in the Prospectus. Except as described above, there are no outstanding options or warrants to purchase any Common Units.

         (j) None of the Partnership or the Subsidiaries has sustained since the date of the latest audited financial statements incorporated by reference in each of the Registration Statements any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the date as of which information is given in the Prospectus, there has not been any material adverse change in the capitalization or long-term debt of any of the Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, or results of operations of any of the Subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

         (k) The Partnership and the Subsidiaries have good and indefeasible title to all real and personal property necessary to own and operate their businesses in all material respects as described in the Prospectus, free and clear of all liens, claims, encumbrances and defects except (1) as described in the Prospectus and (2) such as do not materially interfere with the ownership, operation or benefits of ownership of such businesses or materially increase the cost of operation or ownership of such businesses, provided that, (a) with respect to the gas transmission and gathering pipelines of Northern Border Pipeline, Crestone, Bear Paw Energy and Midwestern Gas and right-of-way interests related thereto (the "Pipeline Properties") the foregoing shall only constitute a representation that, except as described in the Prospectus, (i) Northern Border Pipeline, Crestone, Bear Paw Energy and Midwestern Gas have sufficient title to enable them to use such Pipeline Properties in their businesses as they have been used in the past and as are proposed to be used in the future as described in the Prospectus and (ii) any lack of title has not had and will not have any material adverse effect on the ability of Northern Border Pipeline, Crestone, Bear Paw Energy and Midwestern Gas to use such Pipeline Properties as they have been used in the past and are proposed to be used in the future as described in the Prospectus and will not materially increase the cost of such use, and (b) with respect to any real property, buildings and equipment held under lease by Northern Border Pipeline, Crestone, Bear Paw Energy or Midwestern Gas, such real property, buildings and equipment are held by Northern Border Pipeline, Crestone, Bear Paw Energy or Midwestern Gas under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such real property, buildings and equipment by such person.


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         (l) The sale of the Securities by the Partnership and the compliance by the Partnership and the Intermediate Partnership with all of the provisions of this Agreement and the consummation of the transactions contemplated herein and in the Prospectus to be consummated at the Closing Date will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Partnership or any of the Subsidiaries is a party or by which any of them is bound or to which any of the property or assets of any of them is subject, nor will such action result in any violation of the provisions of the agreement of limited partnership, charter or other governing documents of the Partnership or any of the Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any of them or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Securities or the consummation by the Partnership of the transactions contemplated herein and in the Prospectus to be consummated at the Closing Date, except for (i) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters, and (ii) such consents, approvals, authorizations, orders, registrations or qualifications (A) as have been obtained or will be obtained prior to the Closing Date or (B) that, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the holders of Common Units or the consolidated financial position or results of operations or prospects of the Partnership, the Intermediate Partnership or Northern Border Pipeline. The offering and sale of the Securities as contemplated by this Agreement does not give rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Common Units or other securities of the Partnership or which would require the inclusion of any Common Units or other securities of the Partnership in such offering and sale of the Securities pursuant to "tag along" or other such rights.

         (m) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Partnership or any of the Subsidiaries is a party or of which any of their respective properties is the subject which, if determined adversely to such person, would individually or in the aggregate have a material adverse effect on the consolidated financial position or results of operations or prospects of the Partnership; and, to the best of the Partnership's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (n) Arthur Andersen L.L.P., who have certified certain financial statements of Northern Border Pipeline, are independent public accountants with respect to Northern Border Pipeline, the Intermediate Partnership and the Partnership as required by the Act and the rules and regulations of the Commission thereunder;

         (o) (i) This Agreement has been duly authorized, executed and delivered by each of the Partnership and the Intermediate Partnership and constitutes the valid and binding agreement of each such person, (ii) the Partnership Agreement has been duly authorized, executed and delivered by the General Partners and is a valid and legally binding agreement of the General Partners, enforceable against the General Partners in


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     accordance with its terms, and (iii) the Intermediate Partnership Agreement has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of such parties, enforceable against the General Partners in accordance with its terms, except as the enforceability of the Partnership Agreements may be affected by (A) the matters described in the Prospectus and (B) bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and general equitable principles.

         (p) Each of the Partnership and the Subsidiaries carries, or is covered by, insurance in such amounts and covering such risks as is customarily obtained by businesses similarly situated, taking into account self-insurance.

         (q) None of the Partnership or the Subsidiaries is in, nor will consummation of the transactions contemplated herein or in the Prospectus to be consummated at the Closing Date result in: (i) violation of its charter, bylaws, agreement of limited or general partnership or other governing document (except for the failure to mail the reports identified in Section 8.3(b) of the Partnership Agreement); or (ii) default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) in the due performance or observance of any term, covenant or condition contained in any material contract, agreement, indenture or instrument to which it or its property may be subject, or violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject, which default or violation, individually or in the aggregate, could have a material adverse effect on the holders of Common Units or the consolidated financial position or results of operations or prospects of any of the Partnership, the Intermediate Partnership or Northern Border Pipeline; and, except as described in the Prospectus, none of the Partnership or the Subsidiaries has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

         (r) Neither the Partnership nor the Intermediate Partnership is, or at the Closing Date will be, (a) a "holding company" or "affiliate" of a holding company (other than an exempt holding company) or public utility, as defined in the Public Utility Holding Company Act of 1935 or (b) an "investment company" as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder;

         (s) Except as described in the Prospectus, the Partnership and the Subsidiaries possess, and are operating in compliance in all material respects with, all certificates, authorities or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary to conduct the business currently (or, as described or contemplated in the Prospectus, to be) operated by them, except for such certificates, authorizations or permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the ability of the Partnership and the Subsidiaries to conduct their businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted; and, except as described in the Prospectus, none of the Partnership or the Subsidiaries has received


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     any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be expected to have a material adverse effect upon the ability of the Partnership or the Subsidiaries to conduct their businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted.

         (t) Neither the Partnership nor the Intermediate Partnership has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Units to facilitate the sale or resale of the Common Units in violation of any law, rule or regulation.

         (u) The financial statements of the Partnership (including the related notes and supporting schedules) filed as part of each of the Registration Statements or included in the Prospectus present fairly in all material respects the consolidated financial condition, results of operations and cash flows of the Partnership and its subsidiaries at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles (except as otherwise described therein) applied on a consistent basis throughout the periods involved.

         (v) The Partnership maintains a system of internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization;
     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (w) The Partnership and the Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
     (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, result in a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Partnership and the Subsidiaries, taken as a whole. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product,


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     (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

         (x) In the ordinary course of their businesses, the Partnership and the Subsidiaries conduct a periodic review of the effect of Environmental Laws on the business, operations and properties of the Partnership and the Subsidiaries, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). Except as set forth in the Registration Statements and the Prospectus there are no costs and liabilities associated with or arising in connection with Environmental Laws as currently in effect (including, without limitation, costs of compliance therewith) which would, singly or in the aggregate have a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Partnership and the Subsidiaries, taken as a whole.

         (y) The Partnership and the Subsidiaries are in compliance with all federal, state and local employment and labor laws, including, but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees; no labor dispute exists involving the employees of Northern Plains or NBP Services Corporation, a Delaware corporation, or, to the knowledge of the Partnership or the Intermediate Partnership, is imminent or threatened; and neither the Partnership nor the Intermediate Partnership is aware of any existing, imminent or threatened labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could result in a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Partnership and the Subsidiaries, taken as a whole.

         (z) The outstanding Common Units are listed for trading on the New York Stock Exchange, and the Underwritten Securities to be sold by the Partnership pursuant to this Agreement have been approved for listing on the New York Stock Exchange upon official notice of issuance.

         (ii) The Selling Unitholder represents and warrants to, and agrees with, each Underwriter that:

         (a) The Selling Unitholder is the record and beneficial owner of the Securities to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims and has duly endorsed such Securities in blank, and, assuming that each Underwriter acquires its interest in the Securities it has purchased from the Selling Unitholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code ("UCC")), each Underwriter that has purchased such Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Securities credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Securities.

         (b) The Selling Unitholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Securities.

         (c) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Unitholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

         (d) Neither the sale of the Securities being sold by the Selling Unitholder nor the consummation of any other of the transactions herein contemplated by the Selling Unitholder or the fulfillment of the terms hereof by the Selling Unitholder will conflict with, result in a breach or violation of, or constitute a default under (i) the charter or by-laws of the Selling Unitholder or (ii) any law or the terms of any indenture or other agreement or instrument to which the Selling Unitholder or any of its affiliates is a party or bound, or any judgment, order or decree applicable to the Selling Unitholder or any of its affiliates of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Unitholder or any of its affiliates, except in the case of clause (ii) as would not have a material adverse effect on the Selling Unitholder's performance of its obligations hereunder.

         (e) The sale of Securities by the Selling Unitholder pursuant hereto is not prompted by any information concerning the Partnership or any of the Subsidiaries which is not set forth in the Prospectus or any supplement thereto.

         (f) The information in the Prospectus under the caption "Principal and Selling Unitholders" which specifically relates to the Selling Unitholder does not, and will not on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.


         Any certificate signed by any officer of the Selling Unitholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Selling Unitholder, as to matters covered thereby, to each Underwriter.

         2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Partnership and the Selling Unitholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Partnership and the Selling Unitholder, at a purchase price of $39.56 per Common Unit, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

         (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Unitholder named in Schedule II hereto hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 668,282 Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Partnership and the Selling Unitholder setting forth the number of units of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of units of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional units.

         3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on May 22, 2001, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Partnership and the Selling Unitholder or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Partnership and the Selling Unitholder to or upon the order of the Partnership and the Selling Unitholder by wire transfer payable in same-day funds to the accounts specified by the Partnership and the Selling Unitholder. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

         The Selling Unitholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Unitholder and the respective Underwriters will pay any additional transfer taxes involved in further transfers.

         If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Selling Unitholder named in Schedule II hereto will deliver the Option Securities (at the expense of the Partnership) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Selling Unitholder named in Schedule II by wire transfer payable in same-day funds to the account(s) specified by the Selling Unitholder named in Schedule II hereto. If settlement for the Option Securities occurs after the Closing Date, the Partnership and the Selling Unitholder will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 6 hereof.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

         5. Agreements.

         (i) The Partnership and the Intermediate Partnership agree with the several Underwriters that:

         (a) Prior to the termination of the offering of the Securities, the Partnership will not file any amendment of any of the Registration Statements, any supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Partnership has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if any of the Registration Statements have become or become effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Partnership will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Partnership will promptly advise the Representatives (1) when each of the Registration Statements, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment of any of the Registration Statements shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of any of the Registration Statements, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of any of the Registration Statements or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Partnership of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Partnership and the Intermediate Partnership will use their best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend any of the Registration Statements or supplement the Prospectus to comply with the Act or the Exchange Act, the Partnership promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (i)(a) of this
     Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

         (c) As soon as practicable, the Partnership will make generally available to its security holders and to the Representatives an earnings statement or statements of the Partnership and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

         (d) The Partnership will furnish to the Representatives and counsel for the Underwriters, without charge, one signed copy of each of the Registration Statements (including exhibits thereto) and to each other Underwriter copies of each of the Registration Statements (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Partnership will pay the expenses of printing or other production of all documents relating to the offering.

         (e) The Partnership will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Partnership be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

         (f) The Partnership will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Partnership or any affiliate of the Partnership or any person in privity with the Partnership or any affiliate of the Partnership) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of (except for the filing of a shelf registration statement

     (the "Bear Paw Shelf Registration Statement") filed with the Commission pursuant to Section 11.7 of the Acquisition Agreement, dated March 14, 2001 (the "Acquisition Agreement"), among the Partnership, the Intermediate Partnership, Bear Paw Investments, Bear Paw Energy and the other parties named therein), or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of
     Section 16 of the Exchange Act, any other Common Units or any securities convertible into, or exercisable, or exchangeable for, Common Units; or publicly announce an intention to effect any such transaction (other than by filing the Bear Paw Shelf Registration Statement as described above), for a period of ninety (90) days after the date of this Agreement, provided, however, that the Partnership may issue and sell Common Units pursuant to any employee unit option plan, unit ownership plan or dividend reinvestment plan of the Partnership in effect at the Execution Time and the Partnership may issue Common Units issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

         (g) The Partnership will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Securities.

         (ii) The Selling Unitholder agrees with the several Underwriters that:

         (a) Except pursuant to this Agreement, the Selling Unitholder will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Selling Unitholder or any affiliate of the Selling Unitholder or any person in privity with the Selling Unitholder or any affiliate of the Selling Unitholder) directly or indirectly, or file (or participate in the filing
     of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any Common Units of the Partnership or any securities convertible into or exercisable or exchangeable for such Common Units, or publicly announce an intention to effect any such transaction, for a period of ninety (90) days after the date of this Agreement, other than Common Units disposed of as bona fide gifts approved by Salomon Smith Barney Inc.

         (b) The Selling Unitholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Securities.

         (c) The Selling Unitholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, of (i) any material change in the Partnership's condition (financial or otherwise), prospects, earnings, business or properties which comes to the attention of the Selling Unitholder, (ii) any change in information in any of the Registration Statements or the Prospectus relating to the Selling Unitholder or (iii) any new material information relating to the Partnership or relating to any matter stated in the Prospectus which comes to the attention of the Selling Unitholder.

         6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Partnership and the Selling Unitholder contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Partnership and the Selling Unitholder made in any certificates pursuant to the provisions hereof, to the performance by the Partnership and the Selling Unitholder of their respective obligations hereunder and to the following additional conditions:

         (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of any of the Registration Statements shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) The Partnership shall have requested and caused Vinson & Elkins L.L.P., counsel for the Partnership, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) Each of the Partnership and the Intermediate Partnership has been duly formed and is validly existing as a limited partnership under the Delaware Act, with full partnership power and authority under the Delaware Act and the Partnership Agreement and the Intermediate Partnership Agreement, respectively, necessary to own, lease and operate its properties and conduct its business as described in the Prospectus;

               (ii) The Partnership has been registered as a foreign limited partnership for the transaction of business under the laws of the State of Texas, and to our knowledge based upon a certificate (a copy of which has been furnished to you and your counsel) from an authorized officer of the Partnership as to the states in which the Partnership owns or leases property or conducts business, the State of Texas is the only jurisdiction in which the Partnership owns or leases property or conducts business so as to require qualification or registration to conduct business as a foreign limited partnership, except where the failure to so qualify or register would not (i) have a material adverse effect upon the Partnership, the Intermediate Partnership or the General Partners or (ii) subject the limited partners of the Partnership to any material liability or disability;

               (iii) The Intermediate Partnership has been qualified or registered as a foreign limited partnership for the transaction of business under the laws of the States of Illinois, Iowa, Minnesota, Montana, Nebraska, North Dakota, South

         Dakota and Texas, and to our knowledge based upon a certificate (a copy of which has been furnished to you and your counsel) from an authorized officer of the Partnership as to the states in which the Partnership owns or leases property or conducts business, such jurisdictions are the only jurisdictions in which the Intermediate Partnership owns or leases property or conducts business so as to require qualification or registration to conduct business as a foreign limited partnership, except where the failure to so qualify or register would not (i) have a material adverse effect upon the Partnership, the Intermediate Partnership or the General Partners or (ii) subject the limited partners of the Partnership to any material liability or disability;

               (iv) The General Partners are the sole general partners of each of the Partnership and the Intermediate Partnership with a combined general partner interest in the Partnership of 1.0% and a combined general partner interest in the Intermediate Partnership of 1.0101% (subject to the provisions of the Partnership Agreement and the Intermediate Partnership Agreement, respectively); such general partner interests are duly authorized by the Partnership Agreement and the Intermediate Partnership Agreement, respectively, are validly issued and fully paid (to the extent required by the Partnership Agreement and Intermediate Partnership Agreement) and are owned of record by the General Partners free and clear of all liens, encumbrances, security interests, equities, charges or claims of record (except as provided in the Partnership Agreement, the Intermediate Partnership Agreement or the Northern Border Pipeline Partnership Agreement or pursuant to the Delaware Act, as amended) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming a General Partner as debtor is on file in the offices of the Secretary of State of the State of Delaware or (B) otherwise known to us;

               (v) The Partnership is the sole limited partner of the Intermediate Partnership, with a limited partner interest in the Intermediate Partnership of 98.9899% (subject to the provisions of the Intermediate Partnership Agreement); such limited partner interest is duly authorized by the Intermediate Partnership Agreement and is validly issued, fully paid and non-assessable, except as provided in
         Section 17-607 of the Delaware Act; and the Partnership owns such limited partner interest in the Intermediate Partnership free and clear of all liens, encumbrances, security interests, equities, charges or claims of record (except as provided in the Intermediate Partnership Agreement or pursuant to the Delaware Revised Uniform Limited Partnership Act, as amended) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the offices of the Secretary of State of the State of Delaware or (B) otherwise known to us;

               (vi) Immediately prior to the closing under this Agreement, the limited partners of the Partnership held limited partner interests in the Partnership aggregating 99.0% (subject to the provisions of the Partnership Agreement); such limited partner interests are represented by 37,623,014 Common Units; such limited partner interests and the Underwritten Securities sold by the Partnership will be the only limited partner interests of the Partnership that are issued and outstanding immediately following the closing under this Agreement; the Underwritten Securities sold by the Partnership are authorized by the Partnership Agreement and are validly issued, fully paid and non-assessable, except as provided in Section 17-607 of the Delaware Act;

               (vii) Insofar as such descriptions relate to legal matters or descriptions of provisions of the governing instruments, the Common Units conform in all material respects to the descriptions thereof contained in the Prospectus;

               (viii) Except as described in the Prospectus and contained in the Partnership Agreement and except for (i) rights granted pursuant to that certain Exchange Agreement dated May 31, 1997 among the Intermediate Partnership, the Partnership and the stockholders of Williams Technologies, Inc. and (ii) rights granted pursuant to that certain Exchange Agreement dated December 29, 1997 between the Partnership and Central Pacific Resources Partnership, there are no preemptive or other rights to subscribe for or to purchase any limited partner interests of the Partnership or the Intermediate Partnership pursuant to the Partnership Agreements or, to our knowledge, pursuant to any other agreement or instrument to which the Partnership or the Intermediate Partnership is a party; and except as described in the Prospectus and except for restrictions on transfer of securities issued by the Partnership in reliance on Section 4(2) of the Act, there are no restrictions upon the voting or transfer of any limited partner interests of the Partnership or the Intermediate Partnership pursuant to the Partnership Agreements or, to our knowledge, pursuant to any other agreement or instrument to which the Partnership or the Intermediate Partnership is a party.

               (ix) The Registration Statements were declared effective under the Act on December 5, 1997, March 3, 1999 and March 3, 1999, respectively; the Prospectus was filed with the Commission pursuant to subparagraph (5) of Rule 424(b) on May 17, 2001; and no stop order suspending the effectiveness of any of the Registration Statements has been issued and, to our knowledge, no proceeding for that purpose is pending or threatened by the Commission;

               (x) Each of the Registration Statements and the Prospectus and any further amendments or supplements thereto made by the Partnership prior to the Closing Date (other than the financial statements and related schedules or other financial or statistical data and the projected data included therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act;

               (xi) To our knowledge, there are no contracts or other documents that are required to be summarized or described in the Prospectus or filed as exhibits to any of the Registration Statements by the Act that have not been summarized, described or incorporated by reference in the Prospectus or filed as exhibits to such Registration Statement(s);

               (xii) The statements contained in the Prospectus under the captions "Tax Considerations" and "Recent Tax Developments," insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof that is accurate in all material respects; our opinions filed as Exhibit 8 to each of the Registration Statements and as Exhibit 8 to the Partnership's Form 8-K filed on May 17, 2001, are confirmed, and you may rely upon such opinions as if each of them were addressed to you;

               (xiii) This Agreement has been duly authorized, executed and delivered by each of the Partnership and the Intermediate Partnership; assuming due authorization, execution and delivery by, and the validity, legally binding effect and enforceability with respect to, the other parties thereto, the General Partnership Agreement governing Northern Border Pipeline, as amended and in effect on the date hereof, and each of the Partnership Agreements constitute valid and legally binding agreements of each of the Partnership, the Intermediate Partnership and the General Partners (in each case, to the extent a party thereto) and are enforceable against each such party in accordance with their respective terms, subject to the qualifications that (A) the enforceability of each such agreement may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting the rights of creditors generally, (B) the enforceability of each such agreement may be limited by public policy, applicable law relating to fiduciary duties and the judicial imposition of an implied covenant of good faith and fair dealing, (C) the enforceability of equitable rights and remedies provided for in each such agreement is subject to equitable defenses and judicial discretion, and (D) the enforceability of certain other provisions of each such agreement may be limited by applicable laws and court decisions, none of which should materially and adversely interfere with the practical realization of the material benefits intended to be provided by such agreements;

               (xiv) The compliance by each of the Partnership and the Intermediate Partnership with all of the provisions of this Agreement will not, with the passage of time or upon stated contingency or otherwise, (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any of the agreements filed or incorporated by reference as exhibits to the Partnership's Annual Report on Form 10-K for the year ended December 31, 2000 (the "2000 10-K") or any report filed by the Partnership with the Commission subsequent to the filing of the 2000 10-K, or (B) result in any breach or violation of the provisions of the certificate of limited partnership of the Partnership or the Intermediate Partnership or of any statute or any rule or regulation of any governmental agency or body having jurisdiction over either of such entities or its properties, excluding in each case any breaches or violations which, individually or in the aggregate, would not have a material adverse effect on the limited partners of the Partnership or the financial condition, results of operation, business or prospects (as described in the Prospectus) of the Partnership and the Intermediate Partnership considered as a whole;

               (xv) Except as described in the Prospectus, or as provided in the Partnership Agreement and the Acquisition Agreement, to our knowledge there are no contracts, agreements or understandings between the Partnership, the Intermediate Partnership or the General Partners and any person granting such person the right to require the Partnership to file a registration statement under the Act with respect to any securities of the Partnership owned or to be owned by such person or to require the Partnership to include such securities in the securities registered pursuant to any of the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Partnership under the Act; and none of such rights described in this paragraph would require any such securities to be included in the offering and sale of the Securities;

               (xvi) Neither the Partnership nor the Intermediate Partnership is an "investment company" as that term is defined in the Investment Company Act and the rules and regulations thereunder and each General Partner is either (A) not an "investment company" as that term is defined in the Investment Company Act and the rules and regulations thereunder or (B) exempt from the Investment Company Act;

               (xvii) None of the Partnership, the Intermediate Partnership or any General Partner is a "public utility company," a "holding company" or an "affiliate" of a holding company (other than an exempt holding company) or a public utility company within the meaning of the Public Utility Holding Company Act of 1935, as amended;

               (xviii) No consent, approval, authorization, order, registration or qualification of or with any federal governmental agency or body or any governmental agency or body of the State of Texas is required for the sale of the Common Units or the consummation by any of the Partnership, the Intermediate Partnership, the General Partners of the transactions contemplated by this Agreement and the Prospectus, except
         (i) such consents, approvals, authorizations, orders, registrations or qualifications (a) as have been obtained, (b) as may be required under state securities or Blue Sky laws, or (c) which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the ability of the Partnership and the Intermediate Partnership to conduct their business as described in the Prospectus;

               (xix) The Common Units outstanding immediately prior to the closing under this Agreement are listed on the New York Stock Exchange, and the Underwritten Securities issued by the Partnership pursuant to this Agreement have been approved for listing on the New York Stock Exchange, subject to notice of issuance; and

               (xx) Northern Border Pipeline is validly existing as a general partnership under the laws of the State of Texas, with full partnership power and authority to own, lease and operate its properties and conduct its business in all material respects as described in the Prospectus.

               (xxi) Assuming that each Underwriter acquires its interest in the Securities it has purchased from the Selling Unitholder without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), each Underwriter that has purchased such Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Securities credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Securities.

         In addition, such counsel shall state that in the course of preparation by the Partnership of the Registration Statements, the Preliminary Prospectus and the Prospectus, such counsel participated in conferences with officers and other representatives of the Partnership and certain of the Subsidiaries, representatives of the independent public accountants of the Partnership and, in the case of the Preliminary Prospectus and the Prospectus, your representatives, at which the contents of the Registration Statements, the Preliminary Prospectus and Prospectus and related matters were discussed. Such counsel shall also state that although they have not conducted any independent investigation with regard to the information set forth in the Registration Statements or the Prospectus (except with respect to the foregoing opinions) and are not (except as aforesaid) passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained therein, on the basis of the foregoing, no facts have come to such counsel's attention that cause such counsel to believe that any of the Registration Statements or any amendment thereto on its respective Effective Date, or as supplemented or amended at the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of its date or the Closing Date, the Prospectus or any further amendment or supplement thereto contained an untrue statement of a material fact or omitted a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In making such statement, such counsel may state that they do not express any comment with respect to the financial statements and related schedules and other financial data included or incorporated by reference in the Registration Statements or in the Prospectus or any further amendment or supplement thereto (including, without limitation, statements relating to projected cash distributions to the limited partners of the Partnership) or any statement contained therein or omitted therefrom in reliance upon and in conformity with written information furnished to the Partnership by any Underwriter through you expressly for use therein.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of the Delaware Act, the Delaware Limited Liability Company Act, the

     Delaware General Corporation Law and the laws of the States of New York and Texas, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Partnership and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

         (c) The Partnership shall have requested and caused Janet K. Place, Esq., General Counsel of Northern Plains, to have furnished to the Representatives her opinion with respect to the Common Units, dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) Other than as set forth in the Prospectus, to her knowledge there are no legal or governmental proceedings pending to which the Partnership or any of the Subsidiaries is a party or of which any property of any of them is the subject which, if determined adversely to such person, would individually or in the aggregate have a material adverse effect on the Partnership and its Subsidiaries taken as a whole (a "Material Adverse Effect"); and, to her knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (ii) Except as described in the Prospectus, to her knowledge each of the Partnership and the Subsidiaries possesses, and is operating in compliance in all material respects with, all certificates, authorities or permits issued by the appropriate local, state or federal regulatory agencies or bodies necessary to conduct its business as it is currently conducted as described in the Prospectus, except for such certificates, authorizations or permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the ability of the Partnership and each of the Subsidiaries to conduct its businesses in all material respects as currently conducted as described in the Prospectus; to her knowledge, the Partnership and each of the Subsidiaries possesses all certificates, authorities or permits issued by the appropriate local, state or federal regulatory agencies or bodies necessary to conduct its business as proposed to be conducted as described in the Prospectus, except for (a) certificates, authorizations or permits that, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and (b) certificates, authorizations or permits that are reasonably expected to be obtained in the ordinary course of business; and, except as described in the Prospectus, none of the Partnership or any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be expected to have a Material Adverse Effect. All government regulations, authorizations and procedures which affect the Partnership or any of the Subsidiaries and the operation of their respective businesses and that are required to be described in the Prospectus are as described therein.

               (iii) The Partnership and each of the Subsidiaries (1) is in compliance with any and all applicable Environmental Laws, (2) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (3) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, result in a Material Adverse Effect; provided, such counsel may qualify such opinions to her knowledge with respect to Bear Paw Investments, Bear Paw Energy, Border Midwestern and Midwestern Gas.

               (iv) None of the Partnership or any of the Subsidiaries is: (i) in violation of its charter, bylaws, agreement of limited or general partnership or other governing document (except for the failure to mail the reports identified in Section 8.3(b) of the Partnership Agreement),
         (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) other than as set forth in the Prospectus, in violation in any material respect of any law, ordinance, government rule, regulation or court decree to which it or its properties or assets may be subject, except for such violations and defaults that would not, individually or in the aggregate, result in an Material Adverse Effect; provided, such counsel may qualify the opinion in this clause (iii) to her knowledge with respect to Bear Paw Investments, Bear Paw Energy, Border Midwestern and Midwestern Gas.

               (v) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Partnership has not (i) issued or granted any partner interests, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business,
         (iii) entered into any material transaction not in the ordinary course of business or (iv) distributed any of the cash or other assets of the Partnership to any partner.

               (vi) The Partnership and the Subsidiaries have good and indefeasible title to all real and personal property necessary to own and operate their businesses in all material respects as described in the Prospectus, free and clear of all liens, claims, encumbrances and defects except (1) as described in the Prospectus and (2) such as do not materially interfere with the ownership, operation or benefits of ownership of such businesses or materially increase the cost of operation or ownership of such businesses, provided that, (a) with respect to the Pipeline Properties, the foregoing shall only constitute a statement that, to her knowledge, except as described in the Prospectus (i) Northern Border Pipeline, Crestone, Bear Paw Energy and Midwestern Gas have sufficient title to enable them to use such

         Pipeline Properties in their businesses as they have been used in the past and are proposed to be used in the future as described in the Prospectus and (ii) any lack of title has not had and will not have a Material Adverse Effect, and (b) with respect to any real property, buildings and equipment held under lease by Northern Border Pipeline, Crestone, Bear Paw Energy or Midwestern Gas, such real property, buildings and equipment are held by Northern Border Pipeline, and to her knowledge, by Crestone, Bear Paw Energy and Midwestern Gas under valid, subsisting and enforceable leases with such exceptions as will not have a Material Adverse Effect.

               (vii) Each of Northern Border Pipeline, Crestone, Bear Paw Investments, Bear Paw Energy, Border Midwestern and Midwestern Gas was duly formed (to her knowledge in the case of the latter four entities) and is validly existing and in good standing under the laws of its jurisdiction of formation and has full corporate, partnership or limited liability company power and authority, as the case may be, to conduct the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Prospectus. Each of Northern Border Pipeline, Crestone, Bear Paw Energy and Midwestern Gas is duly licensed or qualified to do business and in good standing as a foreign entity in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except for such jurisdictions in which the failure so to qualify or register would not have a material adverse effect upon it or subject it or the Partnership to any material liability or disability. All of the outstanding interests of Northern Border Pipeline have been duly authorized and validly issued and are fully paid and non-assessable (except as provided in the partnership agreement of Northern Border Pipeline). The Intermediate Partnership owns a 70% general partner interest in Northern Border Pipeline, and such interest is free and clear of any liens, claims or encumbrances (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus). All of the outstanding shares of Crestone have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Intermediate Partnership free and clear of all liens, claims or encumbrances (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus). All of the outstanding interests of Bear Paw Investments have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Intermediate Partnership free and clear of any liens, claims or encumbrances (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus). All of the outstanding interests of Bear Paw Energy have been duly authorized and validly issued and are fully paid and non-assessable and are owned by Bear Paw Investments free and clear of any liens, claims or encumbrances (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus). All of the outstanding shares of capital stock of Border Midwestern have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Intermediate Partnership free and clear of any liens, claims or encumbrances (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus). All of the outstanding shares of capital stock of Midwestern Gas have been duly authorized and validly issued and are fully paid and non-assessable and are owned by Border Midwestern free and clear of any liens, claims or encumbrances (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus); provided such counsel may qualify to her knowledge the opinions (i) as to due authorization, valid issuance, full payment and non-assessability with respect to Bear Paw Investments, Bear Paw Energy and Midwestern Gas and (ii) as to liens, encumbrances and claims enforceable under the UCC with respect to Bear Paw Investments and Bear Paw Energy.

         In addition, such counsel shall state that in the course of preparation by the Partnership of the Registration Statements, the Preliminary Prospectus and the Prospectus, such counsel participated in conferences with officers and other representatives of the Partnership and certain of the Subsidiaries, representatives of the independent public accountants of the Partnership and, in the case of the Preliminary Prospectus and the Prospectus, your representatives, at which the contents of the Registration Statements, the Preliminary Prospectus and Prospectus and related matters were discussed. Such counsel shall also state that although she has not conducted any independent investigation with regard to the information set forth in the Registration Statements or the Prospectus (except with respect to the foregoing opinions) and is not (except as aforesaid) passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained therein, on the basis of the foregoing and during the course of her representation of Northern Plains, no facts have come to such counsel's attention that cause such counsel to believe that any of the Registration Statements or any amendment thereto on its respective Effective Date, or as amended or supplemented at the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of its date or the Closing Date, the Prospectus or any further amendment or supplement thereto contained an untrue statement of a material fact or omitted a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In making such statement, such counsel may state that she does not express any comment with respect to the financial statements and related schedules and other financial data included or incorporated by reference in the Registration Statements or in the Prospectus or any further amendment or supplement thereto (including, without limitation, statements relating to projected cash distributions to the limited partners of the Partnership) or any statement contained therein or omitted therefrom in reliance upon and in conformity with written information furnished to the Partnership by any Underwriter through you expressly for use therein.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Nebraska, to the extent she deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom she believes to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent she deems proper, on certificates of responsible officers of the Partnership and public officials.

         (d) The Selling Unitholder shall have requested and caused William G. von Glahn, General Counsel of the Selling Unitholder, to have furnished to the Representatives his opinion dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) This Agreement has been duly authorized, executed and delivered by the Selling Unitholder and the Selling Unitholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement the Securities being sold by such Selling Unitholder hereunder;

               (ii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Unitholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

               (iii) neither the sale of the Securities being sold by the Selling Unitholder nor the consummation of any other of the transactions herein contemplated by the Selling Unitholder or the fulfillment of the terms hereof by the Selling Unitholder will conflict with, result in a breach or violation of, or constitute a default under
         (i) the charter or By-laws of the Selling Unitholder or (ii) any law or the terms of any indenture or other agreement or instrument known to such counsel and to which any Selling Unitholder or any of its affiliates is a party or bound, or any judgment, order or decree known to such counsel to be applicable to the Selling Unitholder or any of its affiliates of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Unitholder or any of its affiliates, except in the case of clause (ii) as would not have a material adverse effect on the Selling Unitholder's performance of its obligations hereunder.

         In rendering such opinion, such counsel may state that he is admitted to practice law in the States of Oklahoma and New York, and, accordingly, the opinions expressed by such counsel, except where expressly further limited, will be based upon and limited exclusively to the laws of the States of Oklahoma and New York, the General Corporation Law of the State of Delaware, and the laws of the United States of America insofar as any of such laws are applicable. Such counsel will not be required to render any opinion with respect to any other laws.

         (e) The Representatives shall have received from Andrews & Kurth L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statements, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Partnership and the Selling Unitholder shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (f) The Partnership shall have furnished to the Representatives a certificate of the Partnership, signed by the Chief Executive Officer and the Chief Financial and Accounting Officer of the Partnership, dated the Closing Date, to the effect that the signers of such certificate have carefully examined each of the Registration Statements, the Prospectus, any supplements to the Prospectus and this Agreement and that:

               (i) the representations and warranties of the Partnership and the Intermediate Partnership in this Agreement are true and correct in all material respects (except that all those representations and warranties that are qualified as to their materiality are true and correct in all respects) on and as of the Closing Date with the same effect as if made on the Closing Date and the Partnership has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of any of the Registration Statements has been issued and no proceedings for that purpose have been instituted or, to the Partnership's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Partnership and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

         (g) The Selling Unitholder shall have furnished to the Representatives a certificate, signed by an officer of the Selling Unitholder, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the information relating to the Selling Unitholder in the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of the Selling Unitholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

         (h) The Partnership shall have requested and caused Arthur Andersen LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and that they have performed a review of the unaudited interim financial information of the Partnership for the three-month period ended March 31, 2001 and as of March 31, 2001 in accordance with Statement on Auditing Standards No. 71, and stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statements and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by the Partnership and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the three-month period ended March 31, 2001, and as of March 31, 2001, incorporated by reference in the Registration Statements and the Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the Partnership Policy Committee and Audit Committee of the Partnership; and inquiries of certain officials of the Partnership who have responsibility for financial and accounting matters of the Partnership and its subsidiaries as to transactions and events subsequent to December 31, 2000, nothing came to their attention which caused them to believe that:

                    (1) any unaudited financial statements included or
               incorporated by reference in any of the Registration Statements and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in the Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statements and the Prospectus;

                    (2) with respect to the period subsequent to March 31, 2001, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt including current maturities of the Partnership or decreases in the partners' capital as compared with the amounts shown on the March 31, 2001 consolidated balance sheet included or incorporated by reference in any of the Registration Statements and the Prospectus, or for the period from April 1, 2001 to such specified date there were any decreases, as compared with the corresponding period in the preceding quarter in operating revenue or net income to partners, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Partnership as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

                    (3) the information included or incorporated by reference in any of the Registration Statements and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K;

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Partnership and its subsidiaries) set forth in the Registration Statements and the Prospectus and in Exhibit 12 to each of the Registration Statements, including the information set forth under the captions "Selected Historical Consolidated Financial Data" in the Prospectus, the information included or incorporated by reference in Items 1, 6, 7 and 11 of the Partnership's 2000 10-K, incorporated by reference in the Registration Statements and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in the Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, incorporated by reference in the Registration Statements and the Prospectus, agrees with the accounting records of the Partnership and its subsidiaries, excluding any questions of legal interpretation.

         References to the Prospectus in this paragraph (h) include any supplement thereto at the date of the letter.

         (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statements (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 6 or
     (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Partnership and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statements (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

         (j) Prior to the Closing Date, the Partnership and the Selling Unitholder shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

         (k) The Underwritten Securities issued by the Partnership shall have been duly authorized for listing by the New York Stock Exchange, subject to official notice of issuance, and satisfactory evidence of such actions shall have been provided to the Representatives.

         (l) At the Execution Time, the Partnership shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto addressed to the Representatives from Northern Plains, Pan Border, PEC Midwest L.L.C. and each officer of the Partnership and member of the Partnership Policy Committee who owns Common Units and each of the former owners of Bear Paw Investments listed on Schedule III hereto.

         (m) On or prior to the Closing Date, the Partnership shall have furnished to the Representatives waivers by each of the General Partners of their pre-emptive rights pursuant to Section 4.3 of the Partnership Agreement.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement or waived by the Representatives in writing, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Partnership and the Selling Unitholder in writing or by telephone or facsimile confirmed in writing.

         The documents required to be delivered by this Section 6 shall be delivered at the office of Andrews & Kurth L.L.P., counsel for the Underwriters, at 600 Travis Street, Suite 4200, Houston, Texas, 77002, on the Closing Date.

         7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Partnership or the Selling Unitholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Partnership will reimburse the Underwriters severally through Salomon Smith Barney Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the Partnership is required to make any payments to the Underwriters under this Section 7 because of the Selling Unitholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6, the Selling Unitholder shall reimburse the Partnership on demand for all amounts so paid.

         8. Indemnification and Contribution. (a) The Partnership agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act and the Selling Unitholder, its directors, officers, employees and agents and each person who controls the Selling Unitholder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Partnership will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; provided, further, that with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Partnership had previously furnished copies of the Prospectus to the Representatives, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus.

         (b) The Selling Unitholder agrees to indemnify and hold harmless the Partnership, each member of the Partnership Policy Committee, each officer of the Partnership who signed the Registration Statements, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Partnership or any Underwriter within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Partnership to each Underwriter, but only with reference to written information furnished to the Partnership by or on behalf of the Selling Unitholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Selling Unitholder may otherwise have.

         (c) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Partnership, each member of the Partnership Policy Committee, each officer of the Partnership who signed the Registration Statements, and each person who controls the Partnership within the meaning of either the Act or the Exchange Act and the Selling Unitholder, its directors, officers, employees and agents and each person who controls the Selling Unitholder within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to each Underwriter, but only insofar as losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with written information relating to such Underwriter furnished to the Partnership by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Partnership and the Selling Unitholder acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting," (i) the table setting forth the names of the underwriters and the number of common units sold to each of them, (ii) the sentences related to concessions and reallowances and (iii) the paragraph(s) related to stabilization, syndicate covering transactions and penalty bids and the effect of such practices in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

         (d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action, suit or proceeding.

         (e) In the event that the indemnity provided in paragraph (a), (b) or
     (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Partnership, the Selling Unitholder and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Partnership, the Selling Unitholder and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Partnership, by the Selling Unitholder and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Partnership, the Selling Unitholder and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Partnership, of the Selling Unitholder and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Partnership and by the Selling Unitholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by each of them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Partnership or the Selling Unitholder, on the one hand, or the Underwriters, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Partnership, the Selling Unitholder and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, each person who controls the Partnership within the meaning of either the Act or the Exchange Act, each officer of the Partnership who signed the Registration Statements and each member of the Partnership Policy Committee shall have the same rights to contribution as the Partnership, and each person who controls the Selling Unitholder within the meaning of either the Act or the Exchange Act and each officer, director, employee and agent of the Selling Unitholder shall have the same rights to contribution as the Selling Unitholder, subject in each case to the applicable terms and conditions of this paragraph (e).

         9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Unitholder or the Partnership. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statements and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Partnership, the Selling Unitholder and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Partnership prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Partnership's Common Units shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Partnership or its officers, of the Selling Unitholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Unitholder or the Partnership or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Partnership, will be mailed, delivered or telefaxed to Janet K. Place at (402) 398-7780 and confirmed to her at (402) 398-7886; or if sent to the Selling Unitholder, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule II hereto.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

         14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

         17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

         "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

         "Commission" shall mean the Securities and Exchange Commission.

         "Effective Date" shall mean, with respect to each of the Registration Statements, each date and time that such Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

         "Preliminary Prospectus" shall mean any preliminary prospectus supplement to the base prospectuses included in each of the Registration Statements at their respective Effective Dates, together with such base prospectuses, that describes the Securities and the offering thereof, that is filed pursuant to Rule 424(b) and that is used prior to the filing of the Prospectus.

         "Prospectus" shall mean the final prospectus supplement to the base prospectuses included in each of the Registration Statements at their respective Effective Dates, together with such base prospectuses, that describes the Securities and the offering thereof, and that is first filed pursuant to Rule 424(b) after the Execution Time.

         "Registration Statements" shall mean each of the three registration statements referred to in paragraph 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

         "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

         "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

         "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statements referred to in
     Section 1(a) hereof.

         "Subsidiary" shall mean the Intermediate Partnership, Northern Border Pipeline, Crestone, Bear Paw Investments, Bear Paw Energy, Border Midwestern and Midwestern Gas.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Partnership, the Intermediate Partnership, the Selling Unitholder and the several Underwriters.


                                Very truly yours,

                                Northern Border Partners, L.P.



                                By:   /s/ JERRY L. PETERS
                                     -------------------------------------------
                                Name:   Jerry L. Peters
                                       -----------------------------------------
                                Title:   Chief Financial and Accounting Officer
                                        ----------------------------------------


                                Northern Border Intermediate Limited Partnership

                                By:   /s/ WILLIAM R. CORDES
                                     -------------------------------------------
                                Name:   William R. Cordes
                                       -----------------------------------------
                                Title:   Chief Executive Officer
                                        ----------------------------------------


                                Northwest Border Pipeline Company

                                By:   /s/ JAMES C. MOORE
                                     -------------------------------------------
                                Name:   James C. Moore
                                       -----------------------------------------
                                Title:   Vice President
                                        ----------------------------------------

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.
Banc of America Securities LLC
UBS Warburg LLC
A.G. Edwards & Sons, Inc.
Dain Rauscher Incorporated
First Union Securities, Inc.

By:  Salomon Smith Barney Inc.

By:    /s/ JOHN A. CIOLEK
     --------------------------
Name:      John A. Ciolek
       ------------------------
Title:     Director
        -----------------------

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I


                                                                         NUMBER OF UNDERWRITTEN
UNDERWRITERS                                                           SECURITIES TO BE PURCHASED
------------                                                           --------------------------
Salomon Smith Barney Inc.......................................                1,225,209

UBS Warburg LLC...............................................                 1,225,209

Banc of America Securities LLC................................                   556,900

A. G. Edwards & Sons, Inc.....................................                   556,900

Dain Rauscher Incorporated....................................                   445,500

First Union Securities, Inc...................................                   445,500
                                                                               ---------
Total                                                                          4,455,218
                                                                               =========


                                  Schedule I-1

                                   SCHEDULE II


                                                                                                  MAXIMUM NUMBER OF
                                                             NUMBER OF UNDERWRITTEN               OPTION SECURITIES
SELLING UNITHOLDER:                                          SECURITIES TO BE SOLD                   TO BE SOLD
------------------                                           ----------------------               -----------------
Northwest Border Pipeline Company
295 Chipeta Way
Salt Lake City, Utah 84108........................                  455,218                           668, 282

with copies to:

The Williams Companies, Inc.
One Williams Center, Suite 4900
Tulsa, Oklahoma  74172
Attention:  Cuba Wadlington
Facsimile:  918.573.7427

The Williams Companies, Inc.
P.O. Box 1396
Houston, Texas  77251
Attention:  James Moore
Facsimile:  713.215.4269

                                                                -----------                        -----------
     Total........................................                  455,218                            668,282
                                                                ===========                        ===========


                                  Schedule II-1

                                  SCHEDULE III


1. Cub Investment, LLC
2. Haddington / Chase Energy Partners (Bear Paw) LP
3. Cleveptnrs
4. Thomas Edelman
5. Robert Clark
6. Michael Henderson
7. Pierce Norton
8. Carl Holmgren
9. Richard VandeBossche
10. Bruce Duval
11. Jonathon Nixon
12. Thom. Edelman Irrevocable Trust fbo Eliz. Edelman
13. Thom. Edelman Irrevicable Trust fbo Eleanor Edelman
14. R&K Ventures, LLP
15. Bear Cub Investments, LLC

                                                                       EXHIBIT A


      [LETTERHEAD OF OFFICER, DIRECTOR OR MAJOR STOCKHOLDER OF CORPORATION]


                         Northern Border Partners, L.P.
                         Public Offering of Common Units


                                                                   May ___, 2001


Salomon Smith Barney Inc.
Banc of America Securities LLC
UBS Warburg LLC
A.G. Edwards & Sons, Inc.
Dain Rauscher Incorporated
First Union Securities, Inc.
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

         This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between Northern Border Partners, L.P., a Delaware limited partnership (the "Partnership"), Northwest Border Pipeline Company, a Delaware corporation, and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Units (the "Common Units"), of the Partnership.

         In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any Common Units of the Partnership or any securities convertible into, or exercisable or exchangeable for such Common Units, or publicly announce an intention to effect any such transaction, for a period of ninety (90) days after the date of this Agreement, other than Common Units disposed of as bona fide gifts approved by Salomon Smith Barney Inc.

         If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.


                                        Yours very truly,

                                        [SIGNATURE OF OFFICER, DIRECTOR OR
                                        MAJOR STOCKHOLDER]

                                        [NAME AND ADDRESS OF OFFICER, DIRECTOR
                                        OR MAJOR STOCKHOLDER]